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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): 04/26/2007

                                Technitrol, Inc.
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 001-05375

                    PA                                       23-1292472
      (State or other jurisdiction of                      (IRS Employer
               incorporation)                           Identification No.)

               1210 Northbrook Drive, Suite 470, Trevose, PA 19053 (Address of principal executive offices, including zip code)

                                 (215) 942-8400
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    Information to be included in the report

Item 2.02.        Results of Operations and Financial Condition

         On April 26, 2007, Technitrol issued a press release regarding its results of operations for its first fiscal quarter ended March 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

         The information in this item, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or other document filed with the Commission, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits

         Exhibit 99.1 Press Release dated April 26, 2007 regarding Technitrol's results of operations for the first fiscal quarter ended March 30, 2007.

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                                  Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Technitrol, Inc.

Date: April 26, 2007                            By: /s/ Drew A. Moyer
                                                    -----------------
                                                    Drew A. Moyer
                                                    Sr. Vice President and CFO